Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BioAmber Inc. (the “Company”) for the period ended June 30, 2015, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), Jean-François Huc, as Chief Executive Officer of BioAmber Inc. (the “Company”), and Francois Laurin, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2015	By:	/s/ Jean-François Huc
Jean-François Huc President and Chief Executive Officer (Principal Executive Officer)

Date: August 5, 2015	By:	/s/ Francois Laurin
Francois Laurin Chief Financial Officer (Principal Financial and Accounting Officer)